SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into by and among Zander Therapeutics, Inc., a Nevada corporation (the “Company”) whose address is 4700 Spring Street, St 304, La Mesa, California 91942 and Brian Devine, TTEE for the Devine Family Trust( “Purchaser”), a person whose address is _____________.

WHEREAS:

The Purchaser desires to shares of common stock in the Company (“Shares”) in accordance with the terms and conditions set forth herein.

The Company desires to issue and sell Shares to the Purchaser in accordance with the terms and conditions set forth herein.

THEREFORE, IT IS AGREED AS FOLLOWS

1. Purchase Price

The purchase price per Share (“Purchase Price”), payable in US Dollars, shall be $1.00 per Share.

2. Form of Payment

The Purchaser shall pay the Purchase Price per Share multiplied by that number of Shares Purchased by wire transfer of immediately available funds to the Company

WIRE INSTRUCTIONS:

__________________

__________________

3. Issuance of Shares

5 business days subsequent to receipt of payment of the Purchase Price the Company shall issue to the Purchaser that number of Shares purchased

4. Purchaser’s Representations and Warranties

(a)	As of the date hereof, the Purchaser is purchasing the Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the “Act”).

(b)	The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act

(c)	The Purchaser and its advisors, if any, have been, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to such disclosure to the Purchaser.

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(d)	Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(e)	The execution, delivery and performance of this Agreement by Purchaser does not and shall not constitute Purchaser’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Purchaser is a party, or by which Purchaser is or may be bound.

5. Company’s representations and warranties

a) Company is a corporation duly organized, validly existing and in good standing under the laws of the state its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b) The execution, delivery and performance of this Agreement by Company does not and shall not constitute Company’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Company is a party, or by which Company is or may be bound.

6. Restricted Securities Acknowledgement

Purchaser acknowledges that any securities issued pursuant to this Agreement that shall not be registered pursuant to the Securities Act of 1933 shall constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Act, and shall contain the following restrictive legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.”

8. Entire Agreement

This Agreement constitutes a final written expression of all the terms of the Agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous Agreements, understandings, and representations between the parties.

9. Governing Law, Venue, Waiver of Jury Trial

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the 24th day of October, 2017.

Zander Therapeutics, Inc
/s/ David Koos
David Koos, CEO
Date: 10/24/2017

Purchaser
/s/Brian Devine
Brian Devine
TTEE/F/O/B
The Devine Family Trust

Date: 10/24/2017
Number of Shares Purchased: 400,000
Total Purchase Price: $400,000

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into by and among Zander Therapeutics, Inc., a Nevada corporation (the “Company”) whose address is 4700 Spring Street, St 304, La Mesa, California 91942 and Brian Devine, TTEE for the Brian Devine Junior Irrevocable Trust ( “Purchaser”), a person whose address is _____________.

WHEREAS:

The Purchaser desires to shares of common stock in the Company (“Shares”) in accordance with the terms and conditions set forth herein.

The Company desires to issue and sell Shares to the Purchaser in accordance with the terms and conditions set forth herein.

THEREFORE, IT IS AGREED AS FOLLOWS

7. Purchase Price

The purchase price per Share (“Purchase Price”), payable in US Dollars, shall be $1.00 per Share.

8. Form of Payment

The Purchaser shall pay the Purchase Price per Share multiplied by that number of Shares Purchased by wire transfer of immediately available funds to the Company

WIRE INSTRUCTIONS:

___________________

___________________

9. Issuance of Shares

5 business days subsequent to receipt of payment of the Purchase Price the Company shall issue to the Purchaser that number of Shares purchased

10. Purchaser’s Representations and Warranties

(f)	As of the date hereof, the Purchaser is purchasing the Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the “Act”).

(g)	The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act

(h)	The Purchaser and its advisors, if any, have been, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to such disclosure to the Purchaser.

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(i)	Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(j)	The execution, delivery and performance of this Agreement by Purchaser does not and shall not constitute Purchaser’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Purchaser is a party, or by which Purchaser is or may be bound.

11. Company’s representations and warranties

a) Company is a corporation duly organized, validly existing and in good standing under the laws of the state its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b) The execution, delivery and performance of this Agreement by Company does not and shall not constitute Company’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Company is a party, or by which Company is or may be bound.

12. Restricted Securities Acknowledgement

Purchaser acknowledges that any securities issued pursuant to this Agreement that shall not be registered pursuant to the Securities Act of 1933 shall constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Act, and shall contain the following restrictive legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.”

8. Entire Agreement

This Agreement constitutes a final written expression of all the terms of the Agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous Agreements, understandings, and representations between the parties.

9. Governing Law, Venue, Waiver of Jury Trial

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the 24th day of October, 2017.

Zander Therapeutics, Inc

/s/ David Koos
David Koos, CEO
Date: 10/24/2017

Purchaser
By:

Brian Devine, TTEE for the Brian Devine Junior Irrevocable Trust
Date: 10/24/2017
Number of Shares Purchased: 200,000
Total Purchase Price: $200,000

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into by and among Zander Therapeutics, Inc., a Nevada corporation (the “Company”) whose address is 4700 Spring Street, St 304, La Mesa, California 91942 and Brian Devine TTEE Brooke Devine Irrevocable Trust( “Purchaser”), a person whose address is _____________.

WHEREAS:

The Purchaser desires to shares of common stock in the Company (“Shares”) in accordance with the terms and conditions set forth herein.

The Company desires to issue and sell Shares to the Purchaser in accordance with the terms and conditions set forth herein.

THEREFORE, IT IS AGREED AS FOLLOWS

13. Purchase Price

The purchase price per Share (“Purchase Price”), payable in US Dollars, shall be $1.00 per Share.

14. Form of Payment

The Purchaser shall pay the Purchase Price per Share multiplied by that number of Shares Purchased by wire transfer of immediately available funds to the Company

WIRE INSTRUCTIONS:

__________________

___________________

15. Issuance of Shares

5 business days subsequent to receipt of payment of the Purchase Price the Company shall issue to the Purchaser that number of Shares purchased

16. Purchaser’s Representations and Warranties

(k)	As of the date hereof, the Purchaser is purchasing the Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the “Act”).

(l)	The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act

(m)	The Purchaser and its advisors, if any, have been, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to such disclosure to the Purchaser.

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(n)	Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(o)	The execution, delivery and performance of this Agreement by Purchaser does not and shall not constitute Purchaser’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Purchaser is a party, or by which Purchaser is or may be bound.

17. Company’s representations and warranties

a) Company is a corporation duly organized, validly existing and in good standing under the laws of the state its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b) The execution, delivery and performance of this Agreement by Company does not and shall not constitute Company’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Company is a party, or by which Company is or may be bound.

18. Restricted Securities Acknowledgement

Purchaser acknowledges that any securities issued pursuant to this Agreement that shall not be registered pursuant to the Securities Act of 1933 shall constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Act, and shall contain the following restrictive legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.”

8. Entire Agreement

This Agreement constitutes a final written expression of all the terms of the Agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous Agreements, understandings, and representations between the parties.

9. Governing Law, Venue, Waiver of Jury Trial

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the 24th day of October, 2017.

Zander Therapeutics, Inc
/s/ David Koos
David Koos, CEO
Date: 10/24/2017

Purchaser

Brian Devine
TTEE/F/O/B
Brooke Devine Irrevocable Trust

Date: 10/24/2017
Number of Shares Purchased: 300,000
Total Purchase Price: $300,000

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